Exhibit 10.38

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECOND AMENDMENT TO LEASE

SECOND AMENDMENT TO LEASE (this “Second Amendment”) dated as of this 23RD day of    April   , 2015 (the “Effective Date”) by and between BP BAY COLONY LLC, a Delaware limited liability company (“Landlord”), and TESARO, INC., a Delaware corporation (“Tenant”).

RECITALS

By Lease dated October 15, 2012 (the “Lease”), Landlord did lease to Tenant and Tenant did hire and lease from Landlord certain premises containing 23,814 square feet of rentable floor area in the building known as 1000 Winter Street, Waltham, Massachusetts (the “Building”) and consisting of (i) 13,576 rentable square feet located on the second (2nd) and third (3rd) floors of the Building (referred to collectively in the Lease as the “Original Premises”), and (ii) 10,238 rentable square feet located on the first (1st) floor of the Building (referred to in the Lease as the “Expansion Premises”).

By First Amendment to Lease dated as of January 6, 2014 (the “First Amendment”), Tenant yielded up the Expansion Premises, and Landlord did lease to Tenant, and Tenant did hire and lease from Landlord, certain additional premises containing 39,666 rentable square feet located on the second (2nd) floor of the Building (the “First Additional Premises”), upon the terms and conditions set forth in the First Amendment.  The Original Premises, as increased by the First Additional Premises, is hereinafter referred to as the “Existing Premises”, and contains a total of 53,242 square feet of rentable floor area (the “Rentable Floor Area of the Existing Premises”).

Tenant has determined to lease from Landlord upon the terms and conditions contained in this Second Amendment an additional 17,738 square feet of rentable floor area (the “Rentable Floor  Area of the Second Additional Premises”), consisting of (a) 10,238 square feet of rentable floor area (the “Rentable Floor Area of the First Floor Second Additional Premises”) located on the first floor of the Building, which, space is shown on Exhibit A-1 attached hereto and made a part hereof (the “First Floor Second Additional Premises”), being the same space referred to above as the Expansion Premises and previously yielded up by Tenant pursuant to the First Amendment, and (b) 7,500 square feet of rentable floor area (the “Rentable Floor Area of the Third Floor  Second Additional Premises”) located on the third (3rd) floor of the Building, which space is shown on Exhibit A-2 attached hereto and made a part hereof (the “Third Floor Second  Additional Premises”), which Third Floor Second Additional Premises are currently leased by Crabtree & Evelyn, Ltd. (“Crabtree”) pursuant to that certain Lease dated as of April 10, 2012 by and between Landlord, as landlord, and Crabtree, as tenant, as the same may have been amended (the “Crabtree Lease”).  The First Floor Second Additional Premises and the Third Floor Second Additional Premises are sometimes collectively referred to herein as the “Second Additional  Premises”).

The First Floor Second Additional Premises is presently vacant, and Crabtree has agreed to terminate the Crabtree Lease and yield up the Third Floor Second Additional Premises pursuant to that certain Termination Agreement dated as of the date hereof by and between Landlord and Crabtree (the “Crabtree Termination Agreement”).

Subject to the effectiveness of the Crabtree Termination Agreement and other terms and conditions set forth herein, Landlord and Tenant are entering into this instrument to set forth said leasing of the Second Additional Premises, to integrate the Second Additional Premises into the Lease and to amend the Lease, all as more particularly set forth in this Second Amendment.

NOW THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration in hand this date paid by each of the parties to the other, the receipt and sufficiency of which are hereby severally acknowledged, and in further consideration of the mutual promises herein contained, Landlord and Tenant hereby agree to and with each other as follows:

1.(A)On the First Floor Second Additional Premises Commencement Date (as hereinafter defined), the First Floor Second Additional Premises shall constitute a part of the “Premises” demised to Tenant under the Lease, so that the Premises (as defined in the Lease) shall include both the Existing Premises and the First Floor Second Additional Premises and shall contain a total of 63,480 square feet of rentable floor area.

(B)On the Third Floor Second Additional Premises Commencement Date (as hereinafter defined), the Third Floor Second Additional Premises shall constitute a part of the “Premises” demised to Tenant under the Lease, so that the Premises (as defined in the Lease) shall include the Existing Premises, the First Floor Second Additional Premises and the Third Floor Second Additional Premises and shall contain a total of 70,980 square feet of rentable floor area.

2.The parties acknowledge and agree that (i) the Commencement Date for the Original Premises was April 1, 2013 (hereinafter sometimes called the “Original Premises Commencement Date”) and (ii) the Commencement Date for the First Additional Premises was March 1, 2014 (hereinafter sometimes called the “First Additional Premises Commencement Date”).

3.(A)The following definitions are added to Section 1.1 of the Lease:

First Floor Second Additional Premises Commencement Date:	The Effective Date
First Floor Second Additional Premises Rent Commencement Date:	The earlier to occur of (a) July 1, 2015 or (b) the date upon which Tenant opens for business for the Permitted Use in any portion of the First Floor Second Additional Premises.

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Tesaro Second Amendment(d)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Third Floor Second Additional Premises Commencement Date:

The later to occur of (a) May 1, 2015 or (b) the date upon which Landlord delivers the Third Floor Second Additional Premises to Tenant free and clear of all occupants and in accordance with the terms and provisions of this Second Amendment.  Landlord agrees to use commercially reasonable efforts to deliver the Third Floor Second Additional Premises to Tenant on May 1, 2015 (the “Target Delivery Date”).  Tenant acknowledges and agrees that, for purposes of this Second Amendment, Landlord’s obligation to use commercially, reasonable efforts to tender possession of the Third Floor Second Additional Premises to Tenant shall not require Landlord to make any payments, incur any costs or fees (including, without limitation, attorneys’ fees or court costs) or institute any eviction or other legal or equitable proceedings of any kind.  If for any reason Landlord fails or is unable to tender possession of the Third Floor Second Additional Premises on or before the Target Delivery Date, then (A) Landlord shall not be in default hereunder or be liable for damages therefor, (B) the validity of the Lease and this Second Amendment shall not be affected or impaired thereby (except as expressly set forth below), (C) the Term shall not be extended on account thereof, and (D) Tenant shall accept possession of the Third Floor Second Additional Premises on the date Landlord tenders possession of the Third Floor Second Additional Premises to Tenant; provided, however, that notwithstanding the foregoing, if Landlord shall not deliver the Third Floor Second Additional Premises on or before July 1, 2015 (the “Outside Delivery Date”), then Tenant shall have the right, in its sole discretion, to terminate the Lease as to the Third Floor Second Additional Premises only by giving notice to Landlord of Tenant’s desire to do so before such delivery and within the time period from the Outside Delivery Date until the date which is thirty (30) days subsequent to the Outside Delivery Date; and, upon the giving of such notice, the term of the Lease with respect to the Third Floor Second Additional Premises only shall cease and come to an

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Tesaro Second Amendment(d)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

end without further liability or obligation on the part of either party unless, within thirty (30) days after receipt of such notice, Landlord delivers the Third Floor Second Additional Premises to Tenant; and such right of termination shall be Tenant’s sole and exclusive remedy for Landlord’s failure so to deliver the Third Floor Second Additional Premises within such time.

(B)Promptly following the occurrence of each of the First Floor Second Additional Premises Rent Commencement Date and the Third Floor Second Additional Premises Commencement Date, Landlord and Tenant hereby agree to execute a Commencement Date Agreement in the form attached as Exhibit E to the Lease to confirm each such Date, provided, however, if Landlord or Tenant shall fail to execute said Agreement, the First Floor Second Additional Premises Rent Commencement Date and the Third Floor Second Additional Premises Commencement Date, as applicable, shall be as reasonably determined in accordance with the terms hereof.

4.The Term of the Lease for the Existing Premises, the First Floor Second Additional Premises and the Third Floor Second Additional Premises shall be coterminous.  Accordingly, the definition of the “Term” as set forth in the Lease is hereby amended by deleting the definition therein set forth and substituting therefor the following:

Term:              (i)        As to the Original Premises, a period beginning on the Original Premises Commencement Date and ending on June 30, 2017, unless sooner terminated as provided in the Lease.

(ii)       As to the First Additional Premises, a period beginning on the First Additional Premises Commencement Date and ending on June 30, 2017, unless sooner terminated as provided in the Lease.

(iii)      As to the First Floor Second Additional Premises, a period beginning on the First Floor Second Additional Premises Commencement Date and ending on June 30, 2017, unless sooner terminated as provided in the Lease.

(iv)      As to the Third Floor Second Additional Premises, a period beginning on the Third Floor Second Additional Premises Commencement Date and ending on June 30, 2017, unless sooner terminated as provided in the Lease.

5.(A)Annual Fixed Rent for the Existing Premises shall continue to be payable as set forth in the Lease.

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Tesaro Second Amendment(d)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(B)Commencing on the First Floor Second Additional Premises Rent Commencement Date and continuing through the expiration or earlier termination of the Lease Term, Annual Fixed Rent for the First Floor Second Additional Premises shall be payable at the annual rate of $[***] (being the product of (i) $[***] and (ii) the Rentable Floor Area of the First Floor Second Additional Premises (being 10,238 square feet)).

(C)Commencing on the Third Floor Second Additional Premises Commencement Date and continuing through the expiration or earlier termination of the Lease Term, Annual Fixed Rent for the Third Floor Second Additional Premises shall be payable at the annual rate of $[***] (being the product of (i) $[***] and (ii) the Rentable Floor Area of the Third Floor Second Additional Premises (being 7,500 square feet)).

6.(A)For the purposes of computing Tenant’s payments for operating expenses pursuant to Section 2.6 of the Lease, Tenant’s payments for real estate taxes pursuant to Section 2.7 of the Lease and Tenant payments for electricity (as determined pursuant to Sections 2.5 and 2.8 of the Lease) respecting the First Floor Second Additional Premises, the “Rentable Floor Area of the Premises” shall be deemed to be the Rentable Floor Area of the First Floor Second Additional Premises (being 10,238 square feet).

(B)For the purposes of computing Tenant’s payments for operating expenses pursuant to Section 2.6 of the Lease, Tenant’s payments for real estate taxes pursuant to Section 2.7 of the Lease and Tenant payments for electricity (as determined pursuant to Sections 2.5 and 2.8 of the Lease) respecting the Third Floor Second Additional Premises, the “Rentable Floor Area of the Premises” shall be deemed to be the Rentable Floor Area of the Third Floor Second Additional Premises (being 7,500 square feet).

(C)For the purpose of computing such payments with respect to the Existing Premises, the “Rentable Floor Area of the Premises” shall continue to be the Rentable Floor Area of the Existing Premises.

7.(A)For the purposes of computing Tenant’s payments for operating expenses pursuant to Section 2.6 of the Lease for the First Floor Second Additional Premises commencing on the First Floor Second Additional Premises Commencement Date, the definition of “Base Operating Expenses” contained in Section 1.1 of the Lease shall be supplemented by adding the following thereto:

BASE OPERATING EXPENSES:	With respect to the First Floor Second Additional Premises, Landlord’s Operating Expenses (as defined in Section 2.6 of the Lease) for calendar year 2015, being the period from

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Tesaro Second Amendment(d)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

January 1, 2015 through December 31, 2015.

(B)For the purposes of computing Tenant’s payments for operating expenses pursuant to Section 2.6 of the Lease for the Third Floor Second Additional Premises commencing on the Third Floor Second Additional Premises Commencement Date, the definition of “Base Operating Expenses” contained in Section 1.1 of the Lease shall be supplemented by adding the following thereto:

BASE OPERATING EXPENSES:

With respect to the Third Floor Second Additional Premises, Landlord’s Operating Expenses (as defined in Section 2.6 of the Lease) for calendar year 2015, being the period from January 1, 2015 through December 31, 2015.

(C)Such definition shall remain unchanged for such purposes with respect to the Existing Premises.

8.(A)For the purposes of computing Tenant’s payments for real estate taxes pursuant to Section 2.7 of the Lease for the First Floor Second Additional Premises commencing on the First Floor Second Additional Premises Commencement Date, the definition of “Base Taxes” contained in Section 1.1 of the Lease shall be supplemented by adding the following thereto:

BASE TAXES:

With respect to the First Floor Second Additional Premises, Landlord’s Tax Expenses (as defined in Section 2.7 of the Lease) for fiscal tax year 2016, being the period from July 1, 2015 through June 30, 2016.

(B)For the purposes of computing Tenant’s payments for real estate taxes pursuant to
Section 2.7 of the Lease for the Third Floor Second Additional Premises commencing on the Third Floor Second Additional Premises Commencement Date, the definition of “Base Taxes” contained in Section 1.1 of the Lease shall be supplemented by adding the following thereto:

BASE TAXES:	With respect to the Third Floor Second Additional Premises, Landlord’s Tax Expenses (as defined in Section 2.7 of

- 6  -

Tesaro Second Amendment(d)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the Lease) for fiscal tax year 2016, being the period from July 1, 2015 through June 30, 2016.

(C)Such definition shall remain unchanged with respect to the Existing Premises.

9.(A)Tenant agrees to accept the Second Additional Premises in “as is” condition and Landlord shall have no obligation to perform any additions, alterations or demolition in the Second Additional Premises and Landlord shall have no responsibility for the installation or connection of Tenant’s telephone or other communications equipment or systems.  Without limiting the foregoing, Landlord acknowledges that on or after the Third Floor Second Additional Premises Commencement Date Tenant intends to complete the following work subject to and in accordance with the applicable terms and conditions of the Lease (collectively, “Tenant’s Initial Work”), which Tenant’s Initial Work Landlord hereby approves: (i) demolish two (2) conference rooms currently located within the Third Floor Second Additional Premises, (ii) demolish four offices in the front portion of the Third Floor Second Additional Premises so that Tenant can install several work stations and (iii) connect the third (3rd) floor portion of the Existing Premises to the Third Floor Second Additional Premises.  Landlord agrees that provided that Tenant completes Tenant’s Initial Work in accordance with the terms and conditions of the Lease, Tenant shall not be required to restore such modifications (or remove any wiring and cabling from any of the Second Additional Premises) upon the expiration of the Term of the Lease.  The parties further acknowledge that Tenant shall construct any additional improvements within the Second Additional Premises in accordance with the terms and conditions of the Lease, including, without limitation, the terms and conditions of Section 5.12.

(B)Landlord shall provide to Tenant a special allowance equal to $[***] (the “Second Additional Premises Tenant Allowance”).  The Second Additional Premises Tenant Allowance shall be used and applied by Tenant solely on account of the cost of work performed by Tenant in the Second Additional Premises in accordance with the terms of the Lease, as modified by this Second Amendment (“Tenant’s Second Additional Premises Work”).  Provided that the Tenant (i) has completed all of such Tenant’s Second Additional Premises Work in accordance with the terms of the Lease, has paid for all of such Tenant’s Second Additional Premises Work in full and has delivered to Landlord lien waivers from all persons who might have a lien as a result of such work, in recordable forms reasonably acceptable to Landlord, (ii) has delivered to Landlord its certificate specifying the cost of such Tenant’s Second Additional Premises Work and all contractors, subcontractors and suppliers involved with Tenant’s Second Additional Premises Work, together with evidence of such cost in the form of paid invoices, receipts and the like, (iii) has satisfied the requirements of (i) and (ii) above and made request for

- 7  -

Tesaro Second Amendment(d)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

such payment on or before December 31, 2016, (iv) is not otherwise in default under the Lease after notice and the expiration of any applicable cure period, and (v) there are no liens (unless bonded to the reasonable satisfaction of Landlord) against Tenant’s interest in the Lease or against the Building or the Site arising out of Tenant’s Second Additional Premises Work, then within thirty (30) days after the satisfaction of the foregoing conditions, the Landlord shall pay to the Tenant the lesser of the amount of such costs so certified or the amount of the Second Additional Premises Tenant Allowance.  Notwithstanding the foregoing, it is understood and agreed that Tenant may utilize up to a maximum of $[***] (the “Cap Amount”) of the Second Additional Premises Tenant Allowance towards costs associated with the Tenant’s Second Additional Premises Work, such as design, engineering and permitting fees (collectively, the “Special Costs”), but not the cost of any of Tenant’s personal property, trade fixtures, trade equipment or any so-called soft costs; provided, however, that the conditions to application of the Second Additional Premises Tenant Allowance set forth in this Section 9(B) above have been satisfied with respect to the Special Costs (including, without limitation, the requirement that the Second Additional Premises Tenant Allowance be utilized on or before December 31, 2016).  Notwithstanding the foregoing, Landlord shall be under no obligation to apply any portion of the Second Additional Premises Tenant Allowance for any purposes other than as provided in this Section, nor shall Landlord be deemed to have assumed any obligations, in whole or in part, of Tenant to any contractors, subcontractors, suppliers, workers or materialmen.  Further, in no event shall Landlord be required to make application of any portion of the Second Additional Premises Tenant Allowance on account of any supervisory fees, overhead, management fees or other payments to Tenant, or any partner or affiliate of Tenant.  In the event that such cost of Tenant’s Second Additional Premises Work is less than the Second Additional Premises Tenant Allowance, Tenant shall not be entitled to any payment or credit nor shall there be any application of the same toward Annual Fixed Rent or Additional Rent owed by Tenant under the Lease.

10.       (A)      Tenant warrants and represents that Tenant has not dealt with any broker in connection with the consummation of this Second Amendment and in the event any claim is made against Landlord relative to dealings by Tenant with brokers, Tenant shall defend the claim against Landlord with counsel of Tenant’s selection first approved by Landlord (which approval will not be unreasonably withheld) and save harmless and indemnify Landlord on account of loss, cost or damage which may arise by reason of such claim.

(B)      Landlord warrants and represents that Landlord has not dealt with any broker in connection with the consummation of this Second Amendment and in the event any claim is made against Tenant relative to dealings by Landlord with brokers, Landlord shall defend the claim against Tenant with counsel of Landlord’s selection first approved by Tenant (which approval will not be unreasonably withheld) and save harmless and

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Tesaro Second Amendment(d)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

indemnify Tenant on account of loss, cost or damage which may arise by reason of such claim.

11.       Except as otherwise expressly provided herein, all capitalized terms used herein without definition shall have the same meanings as are set forth in the Lease.

12.       Except as herein amended the Lease shall remain unchanged and in full force and effect.  All references to the “Lease” shall be deemed to be references to the Lease as amended by the First Amendment and as herein amended.

13.       Each of Landlord and Tenant hereby represents and warrants to the other that all necessary action has been taken to enter this Second Amendment and that the person signing this Second Amendment on its behalf has been duly authorized to do so.

14.       The parties acknowledge and agree that this Second Amendment may be executed by electronic signature, which shall be considered as an original signature for all purposes and shall have the same force and effect as an original signature.  Without limitation, “electronic signature” shall include faxed versions of an original signature or electronically scanned and transmitted versions (e.g., via pdf) of an original signature.

[page ends here]

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Tesaro Second Amendment(d)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXECUTED as of the date and year first above written.

WITNESS	LANDLORD:

BP BAY COLONY LLC, a Delaware
limited liability company

BY: BP BAY COLONY HOLDINGS LLC, a Delaware limited liability company, its sole member

BY: BOSTON PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, its member

BY: BOSTON PROPERTIES, INC., a Delaware Corporation, its general partner

	By:	/s/ David C. Provost
	Name:	David C. Provost
	Title:	SVP

WITNESS	TENANT:

/s/ Edward C. English	TESARO INC., a Delaware corporation

	By:	/s/ Timothy R. Pearson
	Name:	Timothy R. Pearson
	Title:	EVP & CFO

- 10  -

Tesaro Second Amendment(d)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A-1

First Floor Second Additional Premises

1st Floor
1000 Winter Street

Date: 04/22/2015

Boston Properties

Bay Colony Corporate Center

Drawing name: S:\Construction\CAD Drawings\Suburbs\BAY22\F\BAY02 - 1st Floor Current Plan - 12.01.14.dwg Apr 22, 2015 - 12:52pm

- 11  -

Tesaro Second Amendment(d)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A-2

Third Floor Second Additional Premises

3rd Floor
1000 Winter Street

Date: 04/27/2015

**Boston Properties**

Bay Colony Corporate Center

- 12  -

Tesaro Second Amendment(d)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.